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Exhibit 21

PG&E Corporation and Pacific Gas and Electric Company Subsidiaries

Subsidiary or Affiliate Name	Jurisdiction of Formation
1989 Oakland Housing Partnership Associates, L.P.	CA
1992 Oakland Regional Housing Partnership Associates, a California Limited Partnership	CA
1994 Oakland Regional Housing Partnership Associates, a California Limited Partnership	CA
201 Turk Street, L.P.	CA
949675 Alberta Ltd.	Alberta, Canada
955846 Alberta Ltd.	Alberta, Canada
982979 Alberta Ltd.	Alberta, Canada
994819 Alberta Ltd.	Alberta, Canada
Alaska Gas Exploration Associates	CA
Alhambra Pacific Joint Venture	CA
Altresco, Inc.	4/9/1986
Aplomado Power Corporation	CA
Athens Generating Company, L.P.	DE
Attala Energy Company, LLC	DE
Attala Generating Company, LLC (acquired 9/28/00)	DE
Attala Power Corporation	DE
Badger Generating Company, LLC	DE
Badger Power Corporation	3/15/1999
Balch 1 and 2 Project LLC	CA
Barakat & Chamberlin, Inc.	CA
Battle Creek Project LLC	10/30/2001
Beale Generating Company	DE
Beech Power Corporation	DE
Berkshire Feedline Acquisition Limited Partnership	MA
Berkshire Pittsfield, Inc.	CO
Black Hawk III Power Corporation	CA
Black Hawk Power Corporation	CA
Bluebonnet Generating Company, LLC	DE
Bluebonnet Power Corporation	DE
BPS I, Inc.	CA
Buckeye Power Corporation	DE
Bucks Creek Project LLC	CA
Calaska Energy Company	CA
Cannelton Hydroelectric Project, L.P.	TN
Carneys Point Generating Company	DE
Cedar Bay Cogeneration, Inc.	DE
Cedar Bay Generating Company, Limited Partnership	DE
CEG Energy Options Inc.	Saskatchewan, Canada

Chambers Cogeneration, Limited Partnership	DE
Chico Commons, a California Limited Partnership	CA
Chili Bar Project LLC	CA
Citrus Generating Company, L.P.	DE
Clearfield Properties, Inc.	DE
Colstrip Energy, Limited Partnership	MT
Conaway Conservancy Group Joint Venture	Yolo County, CA
Conaway Ranch Company, The	CA
Cooper's Hawk Power Corporation	CA
Covert Generating Company, LLC	DE
Covert Power Corporation	DE
Crane Valley Project LLC	CA
Creston Financial Group, Inc.	CA
DeSabla-Centerville Project LLC	CA
Diablo Canyon LLC	CA
Dispersed Gen Properties, LLC	DE
DPR, Inc.	CA
Drum-Spaulding Project LLC	CA
Eagle Power Corporation	CA
Electric Generation LLC	CA
Elm Power Corporation	DE
ETrans LLC	CA
Eucalyptus Power Corporation	DE
Eureka Energy Company	CA
Falcon Power Corporation	CA
Fellows Generating Company, L.P.	DE
First Arizona Land Corporation	DE
First California Land Corporation	DE
First Massachusetts Land Company, LLC	DE
First Oregon Land Corporation	DE
Gannet Power Corporation	CA
Garnet Power Corporation	DE
Gator Generating Company, L.P.	DE
GenHoldings I, LLC	DE
Gilia Enterprises	CA
Goose Lake Generating Company, LLC	DE
Goose Lake Power Corporation	DE
Granite Generating Company, L.P.	DE
Granite Water Supply Company, Inc.	DE
Gray Hawk Power Corporation	DE
GTN Holdings LLC	DE
GTrans LLC	CA
Haas-Kings River Project LLC	CA
Hamilton Branch Project LLC	CA
Harlan Power Corporation	CA
Harquahala Generating Company, LLC	DE
Harquahala Power Corporation	DE
Hat Creek 1 and 2 Project LLC	CA
Helms Project LLC	CA

Hermiston Generating Company, L.P.	DE
Heron Power Corporation	CA
Indian Orchard Generating Company, Inc.	DE
Indiantown Cogeneration Funding Corporation	DE
Indiantown Cogeneration, L.P.	DE
Indiantown Project Investment Partnership, L.P.	DE
IQ2 Communications, Inc.	Alberta
IQ2 Power Corporation	Alberta
Iroquois Gas Transmission System, L.P.	DE
Iroquois Pipeline Investment, LLC	DE
J. Makowski Associates, Inc.	MA
J. Makowski Pittsfield, Inc.	DE
J. Makowski Services, Inc.	DE
Jaeger Power Corporation	CA
JMC Altresco, Inc.	CO
JMC Iroquois, Inc.	DE
JMC Selkirk Holdings, Inc.	DE
JMC Selkirk, Inc.	DE
JMCS I Holdings, Inc.	DE
JMCS I Management, Inc.	DE
Juniper Power Corporation	DE
Kentucky Hydro Holdings, LLC	DE
Kerckhoff 1 and 2 Project LLC	CA
Kern Canyon Project LLC	CA
Keystone Cogeneration Company, L.P.	DE
Keystone Urban Renewal Limited Partnership	DE
Kilarc-Cow Creek Project LLC	CA
La Paloma Generating Company, LLC	DE
La Paloma Power Corporation	DE
Lake Road Generating Company, L.P.	DE
Lake Road Power I, LLC	DE
Lake Road Power II, LLC	DE
Larkspur Power Corporation	DE
Leechburg Properties, Inc.	DE
Liberty Generating Company, LLC	DE
Liberty Generating Corporation	DE
Liberty Urban Renewal, LLC	DE
Logan Generating Company, L.P.	DE
Long Creek Generating Company, LLC*	DE
Long Creek Power Corporation	DE
Loon Power Corporation	DE
Madison Wind Power Corporation	DE
Madison Windpower LLC	DE
Magnolia Power Corporation	DE
Mantua Creek Generating Company, L.P.	DE
Mantua Creek Urban Renewal, L.P.	DE
Marengo Ranch Joint Venture	Sacramento County, CA
Mason Generating Company	DE
MASSPOWER	MA

MASSPOWER, L.L.C.	DE
McCloud-Pit Project LLC	CA
Meadow Valley Generating Company, LLC	DE
Meadow Valley Power Corporation	DE
Merced Falls Project LLC	CA
Merlin Power Corporation	CA
Merritt Community Capital Fund V, L.P.	CA
MidColumbia Generating Company, LLC	DE
MidColumbia Power Corporation	DE
Millennium Power Partners, L.P.	DE
Miocene Project LLC	CA
Mokelumne River Project LLC	CA
Morro Bay Mutual Water Company	CA
Morrow Generating Company, LLC	DE
Morrow Power Corporation	DE
Moss Landing Mutual Water Company	CA
Mountain View Power Partners, LLC	DE
Narrows Project LLC	CA
Natural Gas Corporation of California	CA
NEG Construction Finance Company, LLC	DE
Newco Energy Corporation	CA
NGC Production Company	CA
North Baja Pipeline, LLC	DE
Northampton Fuel Supply Company, Inc.	DE
Northampton Generating Company, L.P.	DE
Northampton Water Supply, Inc.	DE
Oat Creek Associates Joint Venture	Yolo County, CA
Okeechobee Generating Company, LLC	DE
Okeechobee Power Corporation	DE
Okeelanta Power Limited Partnership	DE
Orchard Gas Corporation	DE
Osprey Power Corporation	CA
Otay Mesa Power Corporation	DE
Pacific California Gas System, Inc.	CA
Pacific Conservation Services Company	CA
Pacific Energy Fuels Company	CA
Pacific Gas and Electric Company	CA
Pacific Gas and Electric Housing Fund Partnership, L.P.	CA
Pacific Gas Properties Company	CA
Pacific Gas Transmission Company	CA
Pacific Gas Transmission International, Inc.	CA
Pacific Properties (general partnership)	CA
Pacific Venture Capital, LLC	DE
Peach I Power Corporation	DE
Peach IV Power Corporation	DE
Peak Power Generating Company, Inc.	CA
Pelican Power Corporation	CA
PentaGen Investors, L.P.	DE
Peregrine Power Corporation	CA

PG&E CalHydro, LLC	CA
PG&E Capital II	DE
PG&E Capital III	DE
PG&E Capital IV	DE
PG&E Capital, LLC	DE
PG&E Construction Agency Services I, LLC	DE
PG&E Construction Agency Services II, LLC	DE
PG&E Corporation	CA
PG&E Corporation Australia Pty Ltd.	Australia
PG&E Corporation Australian Holdings Pty Ltd.	Australia
PG&E Corporation Support Services, Inc.	DE
PG&E Dispersed Generating Company, LLC	DE
PG&E Dispersed Power Corporation	DE
PG&E Energy Services Ventures, Inc.	DE
PG&E Energy Trading—Gas Corporation	CA
PG&E Energy Trading—Power, L.P.	DE
PG&E Energy Trading Australia Pty Ltd.	Australia
PG&E Energy Trading Holdings Corporation	CA
PG&E Energy Trading Holdings, LLC	DE
PG&E Energy Trading, Canada Corporation	Alberta, Canada
PG&E Enterprises, Inc.	CA
PG&E ET Investments Corporation	DE
PG&E ET Synfuel #2, LLC	DE
PG&E ET Synfuel 166, LLC	DE
PG&E Funding LLC	DE
PG&E Gas Transmission Corporation	CA
PG&E Gas Transmission Holdings Corporation	CA
PG&E Gas Transmission Service Company LLC	DE
PG&E Gas Transmission, Northwest Corporation	CA
PG&E Generating Company, LLC	DE
PG&E Generating Energy Group, LLC	DE
PG&E Generating Energy Holdings, Inc.	DE
PG&E Generating New England, Inc.	DE
PG&E Generating New England, LLC	DE
PG&E Generating Power Group, LLC	DE
PG&E Generating Services, LLC	DE
PG&E Holdings, LLC	DE
PG&E International Development Holdings, LLC	DE
PG&E International, Inc.	CA
PG&E Management Services Company	CA
PG&E National Energy Group Acquisition Company, LLC	DE
PG&E National Energy Group Company	CA
PG&E National Energy Group Construction Company, LLC	DE
PG&E National Energy Group Holdings Corporation	CA
PG&E National Energy Group, Inc.	DE
PG&E National Energy Group, LLC	DE
PG&E Operating Services Company	CA
PG&E Operating Services Holdings, Inc.	CA
PG&E Overseas Holdings I, Ltd.	Cayman Islands

PG&E Overseas Holdings II, Ltd.	Cayman Islands
PG&E Overseas, Inc.	CA
PG&E Overseas, Ltd. (in process of liquidation)	Cayman Islands
PG&E Pacific I, Ltd. (in process of liquidation)	Cayman Islands
PG&E Pacific II, Ltd. (in process of liquidation)	Cayman Islands
PG&E Strategic Capital, Inc.	DE
PG&E Telecom Holdings, LLC	DE
PG&E Telecom, LLC	DE
PG&E Ventures ePro, LLC	DE
PG&E Ventures, LLC	DE
Phoenix Project LLC	CA
Pit 1 Project LLC	CA
Pit 3, 4 and 5 Project LLC	CA
Pittsfield Generating Company, L.P.	DE
Pittsfield Partners, Inc.	CO
Plains End, LLC	DE
Plover Power Corporation	CA
Poe Project LLC	CA
Potter Valley Project LLC	CA
Properties Holdings, LLC	DE
PTP Services, LLC	DE
PTTP Services LLC	DE
Quantum Ventures	CA
Raptor Holdings Company	CA
Rock Creek-Cresta Project LLC	CA
Rocksavage Services I, Inc.	DE
San Gorgonio Power Corporation	DE
Schoolhouse Lane Apartments L.P.	CA
Scrubgrass Generating Company, L.P.	DE
Scrubgrass Power Corp.	PA
Selkirk Cogen Funding Corporation	DE
Selkirk Cogen Partners, L.P.	DE
Smithland Hydroelectric Partners, Ltd.	DE
Spencer Station Generating Company, L.P.	DE
Spencer Station Power Corporation	DE
Spring-Gap Stanislaus Project LLC	CA
Spruce Limited Partnership	DE
Spruce Power Corporation	DE
Standard Pacific Gas Line Incorporated	CA
Stanfield Hub Services, LLC	WA
Times Three Austin Ltd.	Alberta, Canada
Times Three Calgary Ltd.	Alberta, Canada
Topaz Power Corporation	DE
Toyan Enterprises	CA
TrueQuote, LLC	KY
Tule River Project LLC	CA
Umatilla Generating Company, L.P.	DE
Upper NF Feather River Project LLC	CA

USGen Holdings, Inc.	DE
USGen New England, Inc.	DE
USGen Services Company, LLC	DE
USOSC Holdings, Inc.	DE
Valley Real Estate, Inc.	CA
Virtual Credit Services, LLC	DE
White Pine Generating Company, LLC	DE

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  Exhibit 21